EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TOMI Environmental Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2018, as filed with the Securities and Exchange Commission on August 14, 2018 (the “Report”), I, Halden S. Shane, Chief Executive Officer of the Company, certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2018

/s/ HALDEN S. SHANE
Halden S. Shane Chief Executive Officer (Principal Executive Officer)